Fourth Quarter 2008
Financial Review
January 28, 2009

Forward-Looking Statements
and Non-GAAP Financial Information

The forward-looking statements, as defined in the applicable federal securities laws, being made today are subject to risks and uncertainties. TSFG’s actual results may differ materially from those set forth in such forward-looking statements.
These statements include, but are not limited to, factors that may affect TSFG’s return goals, loan growth, loan sales, customer funding growth, expense control, income tax rate, expected financial results for acquisitions, noninterest income, adequacy of capital and future capital levels, factors that will affect credit quality and the net interest margin, effectiveness of hedging strategies, risks and effects of changes in interest rates, effects of general economic and financial market conditions, and market performance. Reference is made to TSFG’s reports filed with the Securities and Exchange
Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures that exclude the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.

Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses. The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of
GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

4Q08 Highlights

Operating loss of $75 million driven by the increase, as anticipated, in credit costs and higher nonperforming assets

Net loss (GAAP) available to common shareholders of $(319.4) million

Non-cash goodwill impairment of $238 million for Florida Banking Segment; no impact on tangible or regulatory capital ratios

Goodwill impairment driven by lower valuation from:

Higher discount rate applied to cash flows based on volatility of TSFG stock

Overall stock market valuations

Anticipated near-term credit losses

At this point, no material changes made in anticipated performance of franchise post recession

Strong tangible common equity ratio of 6.05%, or 7.84% reflecting 2011 mandatory conversion of Mandatorily Convertible Preferred Stock

Completed $347 million equity investment by U.S. Treasury (CPP); increased tangible equity ratio to 10.29%, up from 7.94% at 9/30/08

Built allowance for credit losses to 2.45%

Maintained overall liquidity position with stable customer funding

Announced Lynn Harton as Interim President & CEO

Made organizational changes, including new FL President, Head for Commercial Banking
Strategy, Chief Credit Officer, and Chief Risk Officer

4Q08 Financial Results

Declared $3.4 million dividend for Treasury’s CPP
investment, payable 2/15/09, which closed 12/5/08

6.2

9.4

Preferred stock dividends

54%

10%

     Effective tax rate

$(1.01)

$(75.0)

(94.9)

122.9

28.0

91.8

28.2

$91.6

4Q08

Exceeded NCOs by $46.9 million; increased
allowance to 2.45%

84.6

Provision for credit losses

35.3

Pre-tax, pre-provision
operating income*

$(0.40)

Per diluted share*

(49.3)

Pre-tax operating loss*

$(28.8)

Operating loss available
to common shareholders*

Measures underway to streamline cost structure
(12/08 staff reductions, Project NOW, other
expense initiatives)

89.7

Operating noninterest
expenses*

Impacts from economic downturn, such as fewer
customer transactions and lower asset valuations

29.4

Operating noninterest
income*

$95.6

3Q08

4Q08 NIM declined 11 bps to 2.97% reflecting Fed
rate cuts and credit-related pressures

Net interest income

Comments

* Excludes non-operating items.  Net loss available to common shareholders totaled $319.4 million for 4Q08 and $31.2 million for 3Q08.  Net loss per diluted share totaled $(4.29) for 4Q08 and $(0.43) for 3Q08.  See slide 5 for non-operating items, including a 4Q08 goodwill impairment charge of
$237.6 million.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 4Q08 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

4Q08 Non-Operating Items

$(319.4)

Net loss (GAAP) available to
common shareholders

$(343.4)

Pre-tax (GAAP)

$(94.9)

Pre-tax operating loss

Loss related to collateral posted against a
defaulted derivative transaction

(1.1)

Loss on derivative collateral

$(4.29)

Per diluted share

Write-off off remaining goodwill for Florida
Banking Segment; no impact on cash flows,
tangible equity, or regulatory capital

(237.6)

Goodwill impairment

Non-operating noninterest income:

Prepayment of FHLB advances related to sale of
securities

(1.8)

Loss on early extinguishment of
debt

$7.8 million related to retirement of former CEO
(announced 9/08); severance costs for 12/08
staff reductions

(9.6)

Employment contracts and
severance

Non-operating noninterest expenses:

1.6

4Q08

$1.8 million net gain on sale of securities;
$279,000 of other than temporary impairment

Gain on securities

Comments

Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 4Q08 available in the Investor
Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

Starting Points

Know our markets and our desired operating model

Target customers:

Entrepreneurial business customers with a strong natural tie to private banking services

Community centric retail customers

Opportunity for strong position as a relationship bank with significant local market power

Known and respected in Carolina First markets, not as strongly branded in Florida

Credit challenges clearly exist but are being addressed by the combination of strong risk management team largely recruited over past 12 to 18 months and strong capital base

Needed products and technology support are in place

Credibility in execution of strategies will drive market perception of value

Initial Actions

Organizational leadership changes

New Florida leadership

Executive Mgmt structure modified to clarify responsibilities/ownership

Director of Commercial Banking Strategy created to drive support and strategy for largest business line

All line bankers now reporting to the State Bank Presidents instead of operating in “silo” lines of business

Intense focus on communication to clarify ONE Bank strategy

Clarify target customers and methods of delivering value

Changed incentive plans to support relationship bank strategy

Created internal segmentation of “core/non-core” product segments to measure success of each piece of the business

Quick moves to begin streamlining cost structure

December 2008 staff reductions

No 2008 bonus or 2009 merit increases for Executive Mgmt Team

Corporate campus evaluation

Initiated Phase 1 of Project NOW

8 workstreams, each with a full-time employee “owner” supported by outside project management experts

Anticipated annual pre-tax operating benefits of $18-$20 million

Citizens/Southern Bank

1988

45

President, North and South Carolina

Scott M. Frierson

Colonial/Chase Manhattan
Mortgage/HomeSide Lending

2006

50

EVP, Chief Operations and
Technology Officer

Tanya A. Butts

AmSouth/Wells Fargo

2005

49

EVP, Director Commercial Strategy

Christopher S. Gompper

BB&T/Regions

2007

44

EVP, Chief Credit Officer

Robert A. Edwards

PwC/Union Planters/National
Commerce

2007

43

Sr. EVP, Chief Financial Officer

James R. Gordon

National Commerce/Trustmark

2006

45

Sr. EVP, Director Retail Strategy

Christopher T. Holmes

Wyche, Burgess, Freeman &
Parham

2002

46

EVP, Chief Legal and Risk Officer

William P. Crawford, Jr.

Barnett Bank/NationsBank

2002

58

EVP, Chief Human Resources Officer

Mary A. Jeffrey

Regions/Terrabank/Southeast
Bank

2007

43

President, Florida

J. Ernesto “Ernie” Diaz

BB&T/Union Planters/Regions

2007

47

Interim President and CEO

H. Lynn Harton

First Horizon

2005

54

EVP, General Auditor

Keith D. Williamson

Prior Experience

Year

Joined

TSFG

Age

Position

Name

Executive Management Team

NOTE:   Shading indicates new role or added responsibilities effective in 4Q08.

Credit Quality Results

Residential construction and housing-related loans continue to be primary stress across entire footprint

Reduced residential construction portfolio by $365 million, or 22%, since
3/31/08

Recession showing signs of impacting C&I and consumer loan categories

NCOs $76.1 million, or 2.93% of average loans annualized (YTD 2.16%)

Provision of $122.9 million, a $38.3 million increase from 3Q08

Exceeds NCOs by $46.9 million; reserve build of $121.2 million in 2008

Built reserve to 2.45% (from 1.97% at 9/30/08 and 1.26% at
12/31/07)

NPAs increased to 4.10% of loans and foreclosed property

NPLs held for investment increased to $355.6 million, up from $240.1 million at 9/30/08

Commercial NALs carried at 67% after deducting specific reserves

Inflows reflect migration of existing watch loans (NAL inflows: $195 million for 4Q08, $104 million for 3Q08, $74 million for 2Q08, and $175 million for 1Q08)

Gaining control of assets through foreclosure process

Limited loan sale activity in 4Q08 due to less liquidity for buyers and continuing uncertainty regarding market outlook

Loan and Credit Quality Composition

1.16%

$75.4

2.30%

$238

$10,300

     9/30/08

0.84%

$47.0

2.09%

$219

$10,476

     6/30/08

2.22%

$223.4

$76.1

3.42%

$349

100%

$10,192

Total Loans HFI

9.46%

  24.1

    12.1

10.17%

  59

   6%

      580

Mortgage**

2.21%

    14.1

    5.0

0.11%

    1

   6%

      636

Indirect – sales
finance

1.42%

    6.1

    2.4

1.01%

    8

   8%

      813

Home equity

2.16%

0.26%

11.24%

4.85%

2.67%

1.17%

1.32%

NAL % of
O/S
Balance

   1.0

  102.6

  15.1

    15.2

    3.5

  $42.1

YTD Net
Charge-
offs

$25.0

    0.0

  24.5

    2.6

    10.3

    1.8

  $17.6

QTD Net
Charge-
offs

1.14%

3.04%

4.93%

1.45%

1.32%

1.19%

1.01%

30-day
past due
%

   59

  22%

   2,203

Completed
income property

   29

   6%

     608

Commercial
development

$10,276

      95

   1,263

   1,271

$ 2,723

Outstanding
Balance

    1%

  12%

  12%

  27%

% of
O/S
Balance

     --

Other**

    15

Owner-occupied
CRE

  $36

C&I

142

Residential
construction

$222

Nonaccrual
Loans
HFI*

     3/31/08

As of December 31, 2008, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. See page 9 of the Quarterly Financial Data Supplement for Commercial Real Estate loans by product type and by geography. Commercial Development includes Commercial A&D and Commercial Construction.
Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.

*    Nonaccrual loans exclude nonaccrual loans held for sale of $16.5 million.

**  Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

Credit Quality Trends - Commercial

1.76%

$44.6

9.03%

$127

$1,410

3Q08

1.33%

$22.3

8.47%

$131

$1,550

2Q08

0.27%

$2.5

1.87%

$11

$601

3Q08

0.86%

$8.7

0.57%

$3

$575

2Q08

1.15%

$1.9

1.05%

$22

$2,084

3Q08

0.21%

$2.6

0.84%

$17

$2,037

2Q08

0.79%

$0.8

0.58%

$7

$1,207

3Q08

0.43%

$0.4

0.43%

$5

$1,184

2Q08

0.44%

$12.7

0.97%

$28

$2,824

3Q08

0.50%

$4.4

0.98%

$28

$2,891

2Q08

4Q08

4Q08

4Q08

4Q08

4Q08

11.24%

4.85%

2.67%

1.17%

1.32%

NAL % of
O/S Balance

  $24.5

    $2.6

    $10.3

    $1.8

  $17.6

QTD Net
Charge-offs

4.93%

1.45%

1.32%

1.19%

1.01%

30-day past
due %

    $59

   $2,203

Completed income

     $29

     $608

Commercial
development

   $1,263

   $1,271

$ 2,723

Outstanding
Balance

      $15

Owner-occupied CRE

  $36

C&I

  $142

Residential
construction

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

Credit Quality Trends - Consumer

3.04%

    $0.0

0.26%

     $ --

      $95

4Q08

Other**

1.84%

$0.0

0.94%

$1

$100

3Q08

4.64%

$6.9

5.92%

$36

$610

3Q08

3.21%

$3.8

4.51%

$28

$629

2Q08

0.71%

$2.6

0.68%

$5

$784

3Q08

0.74%

$0.8

0.60%

$5

$781

2Q08

1.69%

$3.4

0.10%

$1

$680

3Q08

1.46%

$3.3

0.07%

$1

$729

2Q08

2Q08

4Q08

4Q08

4Q08

9.46%

    $12.1

10.17%

    $59

      $580

Mortgage**

2.21%

    $5.0

0.11%

      $1

      $636

Indirect–sales finance

1.42%

    $2.4

1.01%

      $8

      $813

Home equity

0.20%

NAL % of
O/S Balance

$1.0

QTD Net
Charge-offs

1.95%

30-day past
due %

$100

Outstanding
Balance

$ --

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

**  Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

Residential Construction by Geography

1.76%

$44.6

9.03%

$127

$1,410

     9/30/08

1.33%

$22.3

8.47%

$131

$1,550

     6/30/08

5.35%

$5.5

$2.0

4.85%

$22

35%

$439

Total SC, 12/31/08

0.45%

$2.5

2.14%

$10

34%

$485

     9/30/08

3.63%

$2.7

6.93%

$21

22%

$306

     9/30/08

6.13%

$88.8

$18.6

16.94%

$90

42%

$534

Total FL, 12/31/08

1.87%

$39.4

15.47%

$96

44%

$619

     9/30/08

4.93%

$102.6

$24.5

11.24%

$142

100%

$1,263

Overall Total,
12/31/08

1.58%

$11.2

8.23%

$134

$1,628

     3/31/08

2.10%

$8.3

$3.9

10.45%

$30

23%

$290

Total NC,12/31/08

17.61%

16.16%

11.21%

20.20%

NAL %
of  O/S
Balance

28.0

5.5

35.6

$19.7

YTD Net
Charge-
offs

6.2

2.1

7.9

$2.4

QTD Net
Charge-
offs

0.00%

1.46%

1.29%

11.88%

30-day

past due
%

16

11%

145

FL residential A&D

  9

5%

59

FL residential
construction

78

$252

Outstanding
Balance

6%

20%

% of
Resid.
Constr.

14

FL residential
condo

$51

FL undeveloped
land

Residential Construction:

Nonaccrual
Loans HFI

As of December 31, 2008, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans.

See page 9 of the Quarterly Financial Data Supplement for detail for NC and SC.

Commercial Nonaccruals – Net Balance

$281

  142

     29

    59

      15

  $36

12/31/08
Nonaccrual
Loan
Balance

$237

  122

     22

    54

      11

  $28

Net
Balance
Less
Specific
Reserve

67%

$44

$71

$352

Total
Commercial

69%

57%

76%

65%

57%

Net
Balance
as % of
Unpaid
Principal

    5

    12

    71

Completed
income property

     8

     9

     38

Commercial
development

  177

      17

  $49

Unpaid
Principal
(1)

  35

      2

  $13

Cumulative
Net Charge-
offs (2)

  19

Residential
construction

      4

Owner-occupied
CRE

  $8

C&I

12/31/08
Specific
Reserve(3)

$ in millions

-

=

-

=

(1)  Outstanding balance at default

(2)  Typically charge-down at nonaccrual to approximately 80% of most recent appraised value

(3)  Additional specific reserves are established as necessary based on estimated disposal costs, estimated holding period and current market and economic conditions; recognized as charge-offs when realized.  However, these amounts do not include the qualitative components within the overall allowance for credit loans.

Consistent

with

9/30/08

Indirect – Sales Finance

As of December 31, 2008, $ in millions

In 5/08, ceased production in
Florida

Effective 1/09, offered only
through full relationship
dealerships in NC and SC

Toyota

  29%

Summary Statistics

66%

70%

61%

New %

34%

30%

39%

Used %

$699

$464

$235

12/07 Balance

59%

41%

695

722

$636

Total

66%

48%

Foreign %

34%

52%

Domestic %

686

710

Jan 09 FICO

716

729

Orig FICO

$381

$255

12/08 Balance

FL

NC/SC

30-day Past Dues, By Auto Make (Top 10)

Total, $636 million or 6% of loans

By Auto Make

2.35%

18

Chrysler

2.55%

18

Hyundai

2.16%

$530

   Top 10

0.98%

19

Jeep

2.20%

25

Nissan

2.78%

42

Dodge

2.10%

47

Ford

1.77%

56

Kia

2.94%

60

Chevrolet

2.09%

62

Honda

1.99%

$183

Toyota

30-day %

O/S$

Honda

  10%

Ford

  7%

Other

  29%

Chevrolet

  9%

Dodge

  7%

Kia

  9%

Home Equity Lines/Loans

SC, $354

  43%

FL, $283

35%

NC, $135

  17%

As of December 31, 2008, $ in millions

Originated by TSFG sales force
in-market; no broker loans

Strong FICO scores

Conservative LTV position and
usage amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $41

  5%

Summary Statistics

  NA

  NA

70%

WAvg Util %

69%

56%

44%

718

727

$812

Total

66%

70%

Orig WAvg
LTV %

19%

67%

2ndLien %

81%

33%

1stLien %

701

724

Jan 09 FICO

711

730

Orig FICO

$185

$627

Balance $

Loans

Lines

2008, $112

  14%

2007, $155

  19%

2006, $131

  16%

2004 or before

$294, 36%

2005, $121

15%

By Vintage

Total, $813 million or 8% of loans

By Geography

Mortgage Banking Portfolio

Remains a small portion of
entire portfolio

$580 million

6% of total loans HFI

NAL increase of $23 million
from Q3 to Q4

Increases from higher risk
portions of the portfolio
(Lot Loans and
Construction Perm)

Reduced balances in Lot
Loans and Construction
Perm products by $136
million in 2008

Consumer restructured
loans of $3.6 million
(included in NPLs) from
working with borrowers to
do loan modifications

As of December 31, 2008, $ in millions

$12.6

15.98%

0.00%

1.70%

$78.8

$15.2

6.12%

2.34%

3.84%

$249.1

$8.3

2.94%

2.21%

1.89%

$282.3

3Q08

$4.7

4.11%

0.00%

2.91%

$113.3

$8.4

2.89%

1.03%

5.34%

$291.4

$3.9

1.56%

1.87%

6.22%

$251.8

1Q08

Construction Perm:

$95.7

$64.0

Balance

5.86%

5.22%

30-89 DPD

0.00%

0.00%

90+ DPD

9.85%

20.02%

NAL %

$9.4

$12.8

NAL $

Lot Loans:

$266.2

$225.5

Balance

2.09%

6.34%

30-89 DPD

2.00%

1.84%

90+ DPD

4.07%

13.20%

NAL %

$10.8

$29.9

NAL $

SIVA* Alt-A:

$8.1

$16.3

NAL $

3.04%

5.59%

NAL %

0.69%

3.41%

90+ DPD

0.90%

7.90%

30-89 DPD

$267.9

$290.7

Balance

2Q08

4Q08

Mortgage Portfolio = Mortgage, Consumer Lot Loans, and Construction Perm products (excludes HE Loan)

* SIVA = Stated Income Verified Assets

Capital Position

Capital Purchase Program (U.S. Treasury Investment)

Received $347 million on December 5, 2008

Issued warrant to purchase 10.1 million shares at $5.15 per share
($19.6 million allocated value)

Effective dividend yield of 6.3%

Utilized $260 million for capital injection into Carolina First Bank

Kept $87 at parent company for liquidity

Temporary use of proceeds to enhance liquidity (increase cash reserves and pay-down wholesale borrowings) pending opportunity to lend

Tangible common equity to tangible assets of 6.05%

Down 76 bp from 12/31/07 while absorbing $344.6 million of credit losses in 2008

Does not include Mandatorily Convertible Preferred Stock (MCPS) of
$238.9 million, or 179 basis points reflecting conversion

Believe MCPS should be viewed as key component of common equity since automatically converts on May 1, 2011; conversion is assumed when looking at common tangible book value per share

$14.5 million has already converted to date

Capital Position

7.84%

7.94%

Tangible common equity to tangible
assets

$9.40

$9.42

Common tangible book value per
share

Assuming conversion of Mandatorily Convertible Preferred:***

8.54%

11.55%

9.82%

9.70%

12.68%

11.18%

6.06%

9/30/08
Actual

$604

$304

$573

$839

$512

$808

Capital in Excess of
Well Capitalized
Minimum

After-tax $

5%

10%

6%

5%

10%

6%

Well
Capitalized
Minimum

9.49%

12.59%

10.88%

11.22%

14.35%

12.86%

6.05%

12/31/08
Actual*

Total risk-based

Leverage

CAROLINA FIRST BANK

Tier 1 risk-based

Total risk-based

Leverage

Tier 1 risk-based

Tangible common equity to
tangible assets

THE SOUTH FINANCIAL GROUP

$ in millions

*     Estimated

**   For illustrative purposes only

*** Assumes full conversion of $239 million of Mandatorily Convertible Preferred at $6.50 per common share fixed conversion ratio (automatically converts into common stock on May 1, 2011) and excludes CPP Preferred

Net Interest Income and Margin

(0.03)

(0.9)

Balance sheet mix and limitations on deposit
repricing

(0.04)

(1.2)

Maturing prime-based swaps

0.01

0.4

Partial quarter impact of CPP preferred

--

(0.7)

Lower earning assets

(0.04)

(1.3)

Increase in nonaccrual interest reversals

(0.01)

(0.3)

Lower dividend from FHLB

   2.97%

$92.9

FOURTH QUARTER 2008

Estimated impact from:

$96.9

Net

Interest
Income (FTE)

   3.08%

THIRD QUARTER 2008

Net

Interest
Margin

$ in millions

1Q09 HEADWIND:  Limitations for passing-through the recent sharp Federal funds rate cuts given the low absolute level of interest rates on non-maturity deposits and impact from credit issues

Customer Funding

1.3%

24

1,840

1,864

Time deposits < $100,000

(1.6)%

28

1,806

1,834

Money market

0.8%

62

7,435

7,497

     Customer deposits

(10.7)%

(59)

552

493

Customer sweep accounts

Customer deposits:

-- %

(2.4)%

26.7%

(1.1)%

1.8%

LQ %
Change

(12)

1,091

1,079

Interest-bearing

40

150

190

Savings accounts

(36)

1,525

1,489

Time deposits $100,000 or
more

$3

$7,987

$7,990

Total customer funding

         $18

$ Change

$1,023

9/30/08

Balance

$1,041

12/31/08

Balance

Noninterest-bearing

$ in millions

Customer funding reflects total deposits excluding brokered deposits plus customer sweeps.  Customer deposits reflect seasonal increase in public funds.

Wholesale Borrowings

By Maturity

$4,385

$3,750

$1,396

$2,354

Total wholesale
borrowings

--

  1,909

719

    1,190

Brokered CDs

--

    13

--

  13

Commercial paper

864

    233

203

      30

FHLB advances

274

200

--

$  --

> 1
year

    274

    200

    1,054

  $67

Total

--

851

2,670

$  --

Unused

Secured
capacity

   --

Repurchase
agreements

        --

   1,054

$ 67

1 year
or less

Other*

Fed Reserve and
T,T&L

Fed funds
purchased

As of December 31, 2008, $ in millions

* No bank ($68 million) exposure to capital markets rollover risk for debt obligations until 2012

$4.7 billion

at 9/30/08

Strong parent company
liquidity position

Parent company cash of
$210 million at
12/31/08

No debt maturities until
2033

Expected annual
dividends of $43 million
(preferred and common)

Cash sufficient to satisfy
all fixed obligations over
the next 4 years

Parent Company Liquidity

Noninterest Income

(0.2)

0.2

      1.3

    0.9

    1.1

Mortgage banking income

$ Change

$1.0

2.3

(1.3)

0.3

(0.1)

1.0

(0.2)

(0.9)

  $(1.6)

4Q08 vs.
3Q08

(0.1)

      0.8

    0.9

    0.7

Merchant processing income, net

$29.7

      1.6

  28.1

   3.2

   (0.3)

    3.9

    6.3

$13.2

4Q08

Non-operating items:

(0.3)

     --

   (0.2)

Gain/(loss) on certain derivative
activities

0.8

      3.1

    2.9

Bank-owned life insurance**

2.9

   (1.3)

   (0.7)

Gain/(loss) on securities

$0.7

$29.0

$28.7

   Total noninterest income

(1.2)

      7.5

    7.2

Wealth management income*

0.4

     2.8

   2.9

Other

(2.2)

   30.3

  29.4

   Operating noninterest income

  $(1.6)

4Q08 vs.
4Q07

  $14.8

4Q07

$14.8

3Q08

Customer fee income*

$ in millions

*Together, approximately 70% of operating noninterest income.  Reflect impacts from economic downturn, such as fewer customer transactions and lower asset valuations.

**4Q08 includes $1.3 million for death proceeds partially offset by $645,000 in related compensation expense (included in operating noninterest expenses).

Noninterest Expenses

    3.1

    0.1

1.5

4.5

4.6

Loan and foreclosed asset*

    1.9

    0.4

1.5

3.0

3.4

FDIC insurance*

1.6

0.3

(3.6)

(2.3)

(2.0)

  FAS 91 Salary Deferral (included in Salaries)*

237.6

237.6

  --

--

237.6

Goodwill impairment

    1.0

    0.2

3.8

4.6

4.8

Professional fees

2.0

0.6

15.4

16.8

17.4

Occupancy and FF&E

$ Change

$341.8

2.8

9.6

    91.8

    15.7

  $45.9

4Q08

    1.5

2.9

1.3

(0.1)

Other

$261.1

$247.6

$80.7

$94.2

   Total noninterest expenses

   9.6

   12.4

    0.9

      $3.5

4Q08 vs.
4Q07

1.8

    14.8

   13.9

Other

    2.1

    79.4

    89.7

   Operating noninterest expenses

    5.0

--

4.6

Employment contracts

    $(1.0)

4Q08 vs.
3Q08

  $42.4

4Q07

  $46.9

3Q08

Salaries and employee benefits

$ in millions

Note: Other includes (gain) loss on early extinguishment of debt ($1.7 million for 4Q08, $(125,000) for 3Q08, and $499,000 for 4Q07), loss on derivative collateral ($1.1 million for 4Q08), and Visa-related litigation ($881,000 for 4Q07).

*Approximately half of the $12.4 million year-over-year increase relates to the current environment – higher loan and foreclosed asset and FDIC insurance expense and lower loan origination salary deferrals.  For 2009, expect higher FDIC insurance, loan and foreclosed asset expense, and non-operating charges related to the corporate campus under construction (evaluation of alternatives underway).

Expectations for 2009

Operating environment and results will remain challenging for all of 2009

Credit losses for first half of 2009 similar to last half of 2008; provisioning depends on continuing economic developments

Continued headwinds from loan collection costs and FDIC insurance

Potential one-time charges arising from ultimate corporate campus decision and continuing evaluation of small level of other investments for impairment

Continue to evaluate the realizability of the net deferred tax asset throughout 2009 for both book and regulatory purposes

Near-term pressure on margin in first half of year, followed by expansion of margin as pricing initiatives on both the loan and deposit side begin to show results

Positive impact from Project NOW and other expense initiatives

Potential for FDIC deposit transactions if market overlap promotes efficiency and product set improves customer funding measures

Focus on cross sell; customer satisfaction; other measures that support our strategic positioning

THE SOUTH
FINANCIAL | GROUP

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 1/27/09